Profile: Key Statistics: (Data as of 9.30.19) S&T Bancorp, Inc. is a $7.6 billion financial holding company headquartered in Indiana, PA, located Stock Price $36.53 Total Assets (in $ millions) $7,572 about 55 miles northeast of Pittsburgh, PA. Market Cap (in $ billions) $1.3 Common BV/Share $28.69 Founded in 1902 with a single location in Dividend Yield (annualized) 2.96% Indiana, PA, S&T Bancorp, Inc. has Tangible BV/Share (non-GAAP) $20.25 Price/Earnings (LTM) 12.3 expanded to five markets including Western PA, Central PA, Northeast OH, Central OH and Upstate NY. S&T provides a full range of financial services to individuals and businesses in PA and OH and has loan production offices in Upstate NY. Investment Thesis: S&T Operates in • Above peer performance Five Markets • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Diverse stable markets • Sound asset quality • The right size Recent Mergers and Expansions: August 13, 2018 Northeast OH June 5, 2019 LPO opens in Independence OH Central & Southeast PA Signed a definitive agreement to acquire DNB October 31, 2016 Financial Corp. Western PA LPO opens in Pittsburgh, PA May 29, 2019 Upstate NY December 21, 2015 (LPO 2012) LPO opens in Buffalo, NY Northeast OH Branch opens in Akron, OH April 22, 2019 Northeast OH March 24, 2015 Branch opens in Cuyahoga Falls, OH Upstate NY LPO opens in Rochester, NY March 4, 2019 (LPO 2014) Central OH March 4, 2015 Branch opens in Hillard, OH Central PA Integrity Bank acquired

Senior Management: Financial Highlights: Todd D. Brice Chief Executive Officer 2017 3Q YTD Excludes 2019 2018 2017 DTA(2) 2016 David G. Antolik President and Chief Lending Officer Net Income (in thousands) $75,965 $105,334 $72,968 $86,401 $71,392 Mark Kochvar Diluted Earnings per Share $2.21 $3.01 $2.09 $2.47 $2.05 Chief Financial Officer Dividends Declared per Share $0.81 $0.99 $0.82 $0.77 David P. Ruddock Chief Operating Officer Total Assets (in millions) $7,572 $7,252 $7,060 $6,943 Rebecca A. Stapleton Total Loans (in millions) $6,204 $5,949 $5,766 $5,615 Chief Banking Officer Total Deposits (in millions) $5,983 $5,674 $5,428 $5,272 Investor Relations Contact: Return on Average Assets(1) 1.40% 1.50% 1.03% 1.22% 1.08% Mark Kochvar Return on Average Equity(1) 10.61% 11.60% 8.37% 9.90% 8.67% S&T Bancorp, Inc. 800 Philadelphia Street Return on Tangible Equity(1)(non-GAAP) 15.30% 17.14% 12.77% 15.08% 13.71% Indiana, PA 15701 Net Interest Margin (FTE)(1) (non-GAAP) 3.67% 3.64% 3.56% 3.47% 724.465.4826 mark.kochvar@stbank.com Nonperforming Assets/ Loans + OREO 0.83% 0.83% 0.42% 0.77% For more information visit stbancorp.com or stbank.com. Allowance for Loan Losses/ Total Loans 1.00% 1.03% 0.98% 0.94% (1) Common stock traded on the NASDAQ Net Loan Charge-offs/Average Loans 0.26% 0.18% 0.18% 0.25% under the symbol STBA Risk-based Capital - Total 12.92% 13.21% 12.55% 11.86% Analyst Coverage: Tangible Common Equity/ Tangible Assets (non-GAAP) 9.52% 9.28% 8.72% 8.23% The following analysts published research (1) Annualized basis about S&T Bancorp, Inc. in 2019. 2)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Boenning & Scattergood Scott Beury • 610.862.5337 sbeury@boenninginc.com Total Annualized Shareholder Return DA Davidson Includes reinvested dividends Russell Gunther • 212.223.5403 (Data as of 9.30.19) rgunther@dadco.com 1 YR 3 YR 5 YR 10 YR Keefe, Bruyette & Woods Collyn Gilbert • 973.549.4092 STBA (13.35)% 10.65% 12.05% 13.93% collyn.gilbert@kbw.com S&P 600 Bank (5.68)% 9.63% 11.82% 12.48% Raymond James Daniel Cardenas • 312.655.2986 daniel.cardenas@raymondjames.com NASDAQ Bank (7.95)% 8.81% 10.19% 10.26% S&P 500 4.23% 13.39% 10.82% 13.22% Source: Bloomberg (This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from the results discussed in these statements. These risks are detailed in the company’s latest form 10- K filed with the Securities and Exchange Commission and any subsequently filed reports containing updates to these risks. Any such forward-looking statement or other information herein speaks only as of the particular dates referenced or the date such information or statement is made, and S&T undertakes no obligation to update any such information. This document also contains or references, certain non-GAAP financial measures. Although S&T believes that these measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP, and should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.